SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (date of
          earliest event reported):                    August 1, 1996


                                      GPU, Inc.
                  (Exact name of registrant as specified in charter)



             Pennsylvania            1-6047            13-5516589
          (State or other         (Commission          (IRS employer
           jurisdiction of        file number)         identification no.)
           incorporation)




                  100 Interpace Parkway, Parsippany, New Jersey       07054
          (Address of principal executive offices)               (Zip Code)






          Registrant's telephone number, including area code:  (201) 263-6500


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          ITEM 5.   OTHER EVENTS

                    On August 1, 1996, the name of the Corporation was

          changed to GPU, Inc., pursuant to an amendment to its Articles of

          Incorporation filed with the Department of State of the

          Commonwealth of Pennsylvania.  In addition, the Corporation's electric utility subsidiaries (Jersey Central Power & Light

          Company, Metropolitan Edison Company and Pennsylvania Electric

          Company) have commenced doing business under the fictitious name

          GPU Energy.  The legal names of the subsidiaries have not been changed.



               The names of Energy Initiatives, Inc., EI Power, Inc. and EI

          Energy, Inc., are being changed to GPU International, Inc., GPU

          Power, Inc. and GPU Electric, Inc., respectively.  In addition,

          the following names are also being changed: GPU Service

          Corporation to GPU Service, Inc., GPU Nuclear Corporation to GPU

          Nuclear, Inc. and GPU Generation Corporation to GPU Generation, Inc.



               A copy of GPU's related news release is annexed as an exhibit.



          ITEM 6. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                    (c)  Exhibits

                         1.   GPU News Release, dated July 30, 1996.

                         2. Articles of Amendment to the Corporation's Articles of Incorporation.








                                      SIGNATURE



                    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE

          ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE

          SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                        GENERAL PUBLIC UTILITIES CORPORATION


                                        By: /s/ T. G. Howson

                                             T. G. Howson, Vice President
                                             and Treasurer


          Date:  August 2, 1996